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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): January 28, 2002

                            Chart Industries, Inc.
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            (Exact name of registrant as specified in its charter)


   Delaware                          1-11442                     34-1712937
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(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


     5885 Landerbrook Drive, Suite 150, Cleveland, Ohio      44124
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     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (440) 753-1490

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         (Former Name or Former Address, if Changed Since Last Report)